UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

 Funds Investor Services 1-800-822-5544 or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2010

Annual Report

Legg Mason

Western Asset

Adjustable Rate

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Adjustable Rate Income Fund

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Adjustable Rate Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Legg Mason Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month – 411,000 – were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The twelve-month period ended May 31, 2010 was largely characterized by a return to more normal conditions and generally robust investor risk appetite. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

IV	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

Fixed-income market review

While somewhat overshadowed by a “flight to quality” in May 2010, investor demand for riskier and higher-yielding fixed-income securities was strong for the majority of the reporting period. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation, rebounding corporate profits and a rapidly rising stock market. However, in May, the sovereign debt crisis in Greece then triggered increased volatility in the global financial markets, causing the spread sectors (non-Treasuries) to give back some of their earlier gains.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.92% and 3.47%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten- year Treasury yields were 0.76% and 3.31%, respectively. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexvi, returned 8.42% for the twelve months ended May 31, 2010.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all but the last month of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvii returned 28.79% for the twelve months ended May 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests primarily in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. The Fund invests primarily in investment grade bonds but may invest up to 20% of its assets in securities that are rated below investment grade. We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, improving economic conditions and generally robust investor risk appetite. While the Fed held the federal funds rateiii in a range of 0 to 1/4 percent, three-month LIBORiv initially fell but later increased from the low levels seen earlier in the reporting period. This upward move in LIBOR benefited floating-rate securities, which are indexed to LIBOR.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, leading to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most of the remainder of the reporting period, with a notable exception being in May 2010. Nevertheless, in sharp contrast to calendar year 2008 when Treasuries were the performance leaders, the spread sectors outperformed Treasuries during the fiscal year.

The yields on two- and ten-year Treasuries began the fiscal year at 0.92% and 3.47%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as low as 0.67% and as high as 1.42%, and ended the period at 0.76%. In contrast, ten-year Treasuries fell as low as 3.18% and rose as high as 4.01%, and ended the fiscal year at 3.31%.

Both short- and long-term yields fell during the twelve-month period due, in part, to a “flight to quality” that occurred in May 2010. This was triggered by concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. In addition, investor sentiment was negatively impacted by uncertainties surrounding potential financial reform legislation in the U.S. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher during the month.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We significantly increased our exposure to investment grade Financials, an area of the market that had performed poorly during the 2008 credit crisis. Increasing the Fund’s position was based on our expectations for narrowing spreads when the financial markets stabilized and the economy strengthened.

During the second half of the fiscal year, we reduced our exposures to agency MBS. We felt this sector had become less attractive given its significant spread narrowing, which was driven by the gov-

2	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Fund overview (cont’d)

ernment’s direct purchase of agency securities. With the government phasing out its purchasing program at the end of March 2010, we believed that more attractive opportunities could be found in other areas of the market. We also pared the Fund’s non-agency MBS position in the latter part of the fiscal year given the sector’s strong performance. Finally, the Fund’s cash position was reduced and the proceeds were largely used to increase the Fund’s corporate bond exposure.

During the reporting period, we utilized Eurodollar futures and Treasury futures to manage the portfolio’s durationv and yield curvevi exposure. While our duration strategy was a slight detractor from performance, our yield curve positioning more than offset the negative impact, and, overall, the use of these derivative instruments positively contributed to performance.

Performance review

For the twelve months ended May 31, 2010, Class A shares of Legg Mason Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 13.66%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvii, returned 0.25% for the same period. The Lipper Ultra-Short Obligations Funds Category Average1 returned 4.25% over the same time frame.

Performance Snapshot as of May 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Adjustable Rate Income Fund:
Class A	4.04%	13.66%
Class B	4.91%	14.02%
Class C	3.87%	13.21%
Class I	3.87%	13.63%
Citigroup 6-Month U.S. Treasury Bill Index	0.09%	0.25%
Lipper Ultra-Short Obligations Funds Category Average[1]	1.08%	4.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns, excluding sales charges, for the six months ended May 31, 2010 for Class A, B and C shares would have been 3.79%, 3.29% and 3.50%, respectively; the returns, excluding sales charges, for the twelve months ended May 31, 2010 for Class A, B and C shares would have been 13.39%, 12.27% and 12.81%, respectively.

The 30-Day SEC Yields for the period ended May 31, 2010 for Class A, B, C and I shares were 1.44%, 0.65%, 0.93% and 1.68%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 1.44%, 0.65%, 0.93% and 1.66%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated September 28, 2009, as amended November 23, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.89%, 1.65%, 1.48% and 0.70% respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 64 funds for the six-month period and among the 61 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	3

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to non-agency MBS. The combination of the government’s aggressive programs to support the housing market and signs that housing prices were starting to stabilize helped these securities generate strong results.

The Fund’s overweight positions in bank loans and ABS were also significant contributors as both sectors produced solid returns during the reporting period. ABS sharply rallied following their poor performance during the 2008 credit crisis. Finally, our high-yield bond exposure also enhanced the Fund’s results. In particular, the Fund’s overweight exposures to three Icelandic banks, Kaupthing Bank HF, Landsbanki Islands HF and Glitnir Banki HF, were rewarded. In addition, overweight exposures to Health Care companies Tenet Healthcare Corp. and HCA Inc., as well as casino operator Harrah’s Operating Co. Inc. benefited the Fund.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our cash position. This was a modest drag on performance given the low yields available from short-term money market instruments. Our tactically long duration position was another modest detractor. Treasury rates increased an average of forty-two basis points in December 2009, which detracted from overall Fund performance and was not fully offset over the rest of the fiscal year.

Thank you for your investment in Legg Mason Western Asset Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 15, 2010

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of May 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2010 were: Corporate Bonds & Notes (28.4%), Collateralized Mortgage Obligations (28.1%), U.S. Government & Agency Obligations (18.2%), Asset-Backed Securities (14.3%) and Collateralized Senior Loans (8.7%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

4	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and May 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2009 and held for the six months ended May 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]
Class A4	4.04%	$1,000.00	$1,040.40	0.90%	$4.58
Class B4	4.91	1,000.00	1,049.10	1.67	8.53
Class C4	3.87	1,000.00	1,038.70	1.48	7.52
Class I	3.87	1,000.00	1,038.70	0.76	3.86

Hypothetical example for

comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,020.44	0.90%	$4.53
Class B	5.00	1,000.00	1,016.60	1.67	8.40
Class C	5.00	1,000.00	1,017.55	1.48	7.44
Class I	5.00	1,000.00	1,021.14	0.76	3.83
[1]	For the six months ended May 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 3.79%, 3.29% and 3.50% for Class A, B and C shares, respectively.

6	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 5/31/10	13.66%	14.02%	13.21%	13.63%
Five Years Ended 5/31/10	1.16	0.70	0.61	1.36
Ten Years Ended 5/31/10	2.35	1.87	1.83	N/A
Inception* through 5/31/10	3.08	3.33	3.07	1.54

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 5/31/10	11.16%	9.02%	13.21%	13.63%
Five Years Ended 5/31/10	0.70	0.53	0.61	1.36
Ten Years Ended 5/31/10	2.12	1.87	1.83	N/A
Inception* through 5/31/10	2.90	3.33	3.07	1.54

Cumulative total returns
Without sales charges[1]
Class A (5/31/00 through 5/31/10)	26.19%
Class B (5/31/00 through 5/31/10)	20.40
Class C (5/31/00 through 5/31/10)	19.91
Class I (Inception date of 10/17/02 through 5/31/10)	12.32

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2000 - May 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred.

*	Inception dates for Class A, Class B, Class C and Class I shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Western Asset Adjustable Rate Income Fund on May 31, 2000, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2010. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	7

Schedule of investments

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 28.4%
Consumer Discretionary — 0.2%
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	$20,000	$18,450
Hotels, Restaurants & Leisure — 0.1%
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	40,000	31,000
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	5,000	5,075
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	23,925
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	42,100
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	10,000	10,475	(a)
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	15,000	16,013	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	35,000	38,062	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	20,000	20,650	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	20,000	21,500	(a)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	40,000	2,800	(b)(c)
Total Hotels, Restaurants & Leisure				211,600
Media — 0.1%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	27,375	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	39,500
DISH DBS Corp., Senior Notes	7.750%	5/31/15	140,000	141,400
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	90,000	91,462
Total Media				299,737
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	42,996	42,190	(d)
Specialty Retail — 0.0%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	28,000	16,660	(a)
Textiles, Apparel & Luxury Goods — 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	32,850
Total Consumer Discretionary				621,487
Consumer Staples — 0.3%
Beverages — 0.3%
PepsiCo Inc., Senior Notes	0.333%	7/15/11	660,000	660,294	(e)
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	10,250	(a)
Total Consumer Staples				670,544
Energy — 0.3%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	35,000	34,650
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	14,025	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	170,000	170,000
Total Energy Equipment & Services				218,675
Oil, Gas & Consumable Fuels — 0.2%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	40,000	37,400
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	20,000	21,400
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	105,000	106,575
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	41,050	(a)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	137,448

See Notes to Financial Statements.

8	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	$70,000	$64,317	(e)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	20,000	19,900	(a)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	15,000	12,900
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	20,000	20,850
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	9,850
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	21,900
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	125,000	123,750	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	59,000	70,466
Total Oil, Gas & Consumable Fuels				687,806
Total Energy				906,481
Financials — 24.1%
Capital Markets — 5.4%
Goldman Sachs Group Inc., Bonds	0.624%	11/9/11	2,600,000	2,614,513	(e)
Goldman Sachs Group Inc., Notes	0.533%	2/6/12	2,000,000	1,943,528	(e)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	470,000	(a)(b)(c)
Macquarie Bank Ltd.	2.600%	1/20/12	2,560,000	2,618,350	(a)
Merrill Lynch & Co. Inc., Senior Notes	0.482%	6/5/12	2,470,000	2,401,700	(e)
Morgan Stanley, Senior Notes	2.930%	5/14/13	1,320,000	1,318,730	(e)
NIBC Bank NV, Senior Notes	0.632%	12/2/14	2,570,000	2,572,264	(a)(e)
Total Capital Markets				13,939,085
Commercial Banks — 7.0%
Bank of Nova Scotia, Senior Notes	0.502%	3/5/12	1,970,000	1,970,294	(e)
Depfa ACS Bank, Senior Secured Bonds	4.250%	8/16/10	2,000,000	2,007,968	(a)
Dexia Credit Local, Senior Notes	0.808%	4/29/14	910,000	909,686	(a)(e)
Dexia Credit Local NY, Senior Notes	0.652%	3/5/13	1,970,000	1,973,168	(a)(e)
Glitnir Banki HF, Senior Notes	3.255%	1/18/12	2,500,000	706,250	(a)(b)(c)(e)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	215,000	(a)(b)(c)(e)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.300%	5/15/17	230,000	225,400	(a)
Union Bank NA, Senior Notes	0.337%	3/16/11	2,500,000	2,502,320	(e)
Wells Fargo & Co., Senior Notes	0.406%	1/24/12	2,500,000	2,474,070	(e)
Westpac Banking Corp., Notes	3.250%	12/16/11	960,000	989,392	(a)
Westpac Banking Corp., Senior Notes	0.605%	10/21/11	2,500,000	2,498,398	(a)(e)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,631,750	(a)
Total Commercial Banks				18,103,696
Consumer Finance — 3.7%
American Express Credit Corp., Senior Notes	0.428%	10/4/10	4,265,000	4,264,036	(e)
Caterpillar Financial Services Corp., Senior Notes	1.035%	6/24/11	2,500,000	2,517,805	(e)
GMAC Inc., Notes	2.200%	12/19/12	2,180,000	2,226,617
GMAC Inc., Senior Notes	7.500%	12/31/13	704,000	693,440
Total Consumer Finance				9,701,898
Diversified Financial Services — 4.9%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	90,000	88,875	(a)
CCM Merger Inc., Notes	8.000%	8/1/13	15,000	13,950	(a)
Citigroup Inc., Senior Notes	0.382%	3/16/12	2,500,000	2,436,290	(e)
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/11	1,140,000	1,123,655	(a)
General Electric Capital Corp., Senior Notes	0.506%	8/15/11	2,500,000	2,482,970	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	9

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	$2,470,000	$2,520,489
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	128,450	(a)
JPMorgan Chase & Co., Senior Notes	0.574%	2/22/12	2,500,000	2,474,307	(e)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	30,000	30,825
Merna Reinsurance Ltd., Subordinated Notes	2.040%	7/7/10	750,000	747,225	(a)(e)
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	9,000	8,888	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	19,100
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	520,000	529,240	(a)
Total Diversified Financial Services				12,604,264
Insurance — 2.8%
Berkshire Hathaway Finance Corp., Senior Notes	0.423%	1/13/12	1,040,000	1,039,242	(e)
Berkshire Hathaway Inc., Senior Notes	0.354%	2/10/11	2,500,000	2,499,480	(e)
Berkshire Hathaway Inc., Senior Notes	0.554%	2/10/12	530,000	529,796	(e)
Metropolitan Life Global Funding I, Notes	0.698%	7/13/11	1,170,000	1,168,711	(a)(e)
Suncorp-Metway Ltd., Senior Notes	1.803%	7/16/12	1,970,000	2,027,187	(a)(e)
Total Insurance				7,264,416
Real Estate Management & Development — 0.0%
Realogy Corp., Senior Notes	10.500%	4/15/14	70,000	59,850
Thrifts & Mortgage Finance — 0.3%
U.S. Central Credit Union, Notes	0.304%	10/19/11	830,000	830,664	(e)
Total Financials				62,503,873
Health Care — 0.4%
Health Care Providers & Services — 0.4%
HCA Inc., Senior Secured Notes	9.625%	11/15/16	290,000	305,950	(d)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	593,261	(a)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	5,000	4,825	(d)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	58,000	53,505	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	20,000	20,275
Total Health Care				977,816
Industrials — 0.2%
Aerospace & Defense — 0.1%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	100,500
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	15,000	15,075	(a)
Total Aerospace & Defense				115,575
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	70,000	70,525	(a)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	25,392	23,996
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	10,000	10,300	(a)
Total Airlines				104,821
Commercial Services & Supplies — 0.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	25,000	27,187
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	30,000	30,525
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	10,000	10,813	(a)
Total Commercial Services & Supplies				68,525
Marine — 0.0%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	20,000	18,750	(a)

See Notes to Financial Statements.

10	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	$75,000	$87,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	27,000	28,215
Total Road & Rail				115,215
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	100,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	38,850
Total Trading Companies & Distributors				138,850
Total Industrials				561,736
Information Technology — 0.1%
IT Services — 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	21,300	20,448	(d)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	120,000	113,100	(a)
Total IT Services				133,548
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	40,000	39,900	(a)
Total Information Technology				173,448
Materials — 0.1%
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	100,000	108,892
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	30,000	30,675
Novelis Inc., Senior Notes	7.250%	2/15/15	20,000	18,846
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	15,000	15,413
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	17,648
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	10,000	11,763
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	25,000	30,170
Total Metals & Mining				233,407
Paper & Forest Products — 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	40,875	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	51,700
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	27,300
Total Paper & Forest Products				119,875
Total Materials				353,282
Telecommunication Services — 2.1%
Diversified Telecommunication Services — 0.3%
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,175
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	185,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	65,000	59,475
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	75,000	77,250	(a)
Qwest Corp., Senior Notes	3.507%	6/15/13	180,000	177,750	(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	130,000	129,350
Total Diversified Telecommunication Services				634,500
Wireless Telecommunication Services — 1.8%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	3.065%	5/20/11	2,500,000	2,561,525	(e)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	35,000	35,700
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	158,888
Vodafone Group PLC, Notes	0.816%	2/27/12	2,000,000	1,995,600	(e)
Total Wireless Telecommunication Services				4,751,713
Total Telecommunication Services				5,386,213

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	11

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 0.6%
Independent Power Producers & Energy Traders — 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	$220,000	$219,450
AES Corp., Senior Notes	8.000%	10/15/17	110,000	108,625
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	15,000	10,912
Edison Mission Energy, Senior Notes	7.200%	5/15/19	20,000	13,100
Edison Mission Energy, Senior Notes	7.625%	5/15/27	30,000	19,050
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,548,321	1,002,538	(d)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	105,955
NRG Energy Inc., Senior Notes	7.375%	1/15/17	70,000	66,675
Total Utilities				1,546,305
Total Corporate Bonds & Notes (Cost — $79,010,492)				73,701,185
Asset-Backed Securities — 14.3%
Financials — 14.3%
Automobiles — 1.2%
ARI Fleet Lease Trust, 2010-A A	1.787%	8/15/18	685,232	685,434	(a)(e)
Ford Credit Auto Owner Trust, 2009-B A2	2.100%	11/15/11	1,200,609	1,203,713
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	1,170,000	1,171,370
Total Automobiles				3,060,517
Credit Cards — 3.3%
Bank of America Credit Card Trust, 2006-A9 A9	0.347%	2/15/13	2,620,000	2,618,975	(e)
Bank of America Credit Card Trust, 2008-A1 A1	0.917%	4/15/13	1,670,000	1,673,357	(e)
Chase Issuance Trust, 2006-A5 A	0.357%	11/15/13	2,490,000	2,483,502	(e)
Chase Issuance Trust, 2009-A4 A4	1.087%	6/15/12	1,880,000	1,880,519	(e)
Total Credit Cards				8,656,353
Diversified Financial Services — 0.8%
Business Loan Express, 2001-2A A	0.923%	1/25/28	965,367	435,413	(a)(e)
Business Loan Express, 2002-1A A	0.893%	7/25/28	695,666	518,966	(a)(e)
Business Loan Express, 2002-AA A	0.993%	6/25/28	563,436	343,547	(a)(e)
Business Loan Express, 2003-AA A	1.287%	5/15/29	1,247,291	865,478	(a)(e)
Total Diversified Financial Services				2,163,404
Home Equity — 7.1%
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.393%	7/25/32	2,013,598	1,773,769	(e)
Amortizing Residential Collateral Trust, 2002-BC6 A2	1.043%	8/25/32	356,422	277,099	(e)
Bear Stearns Asset-Backed Securities Inc., 2003-SD1 A	0.793%	12/25/33	363,045	317,906	(e)
Bear Stearns Asset-Backed Securities Inc., 2003-SD3 A	0.823%	10/25/33	1,813,120	1,570,184	(e)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.563%	12/25/36	820,668	636,390	(a)(e)
GSAMP Trust, 2006-SEA1 A	0.643%	5/25/36	1,879,441	1,494,710	(a)(e)
New Century Home Equity Loan Trust, 2004-2 M2	0.963%	8/25/34	5,889,000	4,485,300	(e)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.768%	5/25/33	885,180	339,265	(e)
Renaissance Home Equity Loan Trust, 2003-1 A	0.773%	6/25/33	988,111	816,074	(e)
Renaissance Home Equity Loan Trust, 2003-2 A	0.783%	8/25/33	917,357	781,831	(e)
Renaissance Home Equity Loan Trust, 2003-3 A	0.843%	12/25/33	2,837,353	2,421,806	(e)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	22,715	22,595
SACO I Trust, 2005-10 1A	0.603%	6/25/36	488,583	153,478	(e)
SACO I Trust, 2005-WM3 A1	0.863%	9/25/35	346,884	103,211	(e)
SACO I Trust, 2006-5 1A	0.643%	4/25/36	809,233	134,274	(e)

See Notes to Financial Statements.

12	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Home Equity — continued
Saxon Asset Securities Trust, 2003-1 M1	1.393%	6/25/33	$1,340,479	$1,053,887	(e)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	1.023%	1/25/34	118,169	89,803	(e)
Structured Asset Investment Loan Trust, 2003-BC1 A2	1.023%	1/25/33	580,309	450,769	(e)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.773%	3/25/37	2,171,956	1,493,220	(a)(e)
Total Home Equity				18,415,571
Student Loan — 1.9%
SLM Student Loan Trust, 2003-11 A4	0.447%	6/15/20	395,224	394,157	(e)
SLM Student Loan Trust, 2005-10 A3	0.366%	10/25/16	594,920	594,160	(e)
SLM Student Loan Trust, 2005-5 A2	0.396%	10/25/21	561,104	558,768	(e)
SLM Student Loan Trust, 2006-4 A4	0.396%	4/25/23	600,000	597,297	(e)
SLM Student Loan Trust, 2006-8 A3	0.336%	1/25/18	1,200,000	1,194,633	(e)
SLM Student Loan Trust, 2007-2 A2	0.316%	7/25/17	933,316	925,501	(e)
SLM Student Loan Trust, 2008-5 A2	1.416%	10/25/16	520,000	528,291	(e)
Total Student Loan				4,792,807
Total Asset-Backed Securities (Cost — $44,513,880)				37,088,652
Collateralized Mortgage Obligations — 28.1%
American Home Mortgage Assets, 2006-4 1A12	0.553%	10/25/46	4,254,906	2,170,991	(e)
Banc of America Funding Corp., 2007-C 5A1	5.179%	5/20/36	71,282	56,748	(e)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.872%	3/25/33	43,146	43,718	(e)
Banc of America Mortgage Securities Inc., 2005-A 2A1	3.180%	2/25/35	2,097,591	1,787,816	(e)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.183%	11/25/34	241,312	121,418	(e)
Bear Stearns Alt-A Trust, 2005-2 1A1	0.843%	4/25/35	718,312	446,970	(e)
Bear Stearns ARM Trust, 2004-12 1A1	3.545%	2/25/35	669,517	552,271	(e)
Bear Stearns ARM Trust, 2005-6 1A1	3.724%	8/25/35	2,337,601	1,609,493	(e)
Bear Stearns ARM Trust, 2006-4 1A1	3.365%	10/25/36	344,519	224,185	(e)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	0.943%	10/25/33	2,463,648	2,239,987	(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.643%	8/25/35	16,793	10,697	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.633%	10/25/35	51,927	30,853	(a)(e)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.543%	1/25/36	23,047	12,734	(a)(e)
Chevy Chase Mortgage Funding Corp., 2005-2A A2	0.573%	5/25/36	13,608	7,338	(a)(e)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.573%	7/25/36	157,717	85,605	(a)(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.843%	12/25/17	1,583,432	1,467,648	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-20 3A6	0.793%	7/25/18	915,020	913,009	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	3.671%	9/25/33	896,453	824,808	(e)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.793%	6/25/34	958,579	722,880	(e)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.823%	2/25/48	939,548	943,290	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.642%	6/1/28	433,301	409,403	(e)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.796%	1/25/28	411,063	429,818	(e)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.576%	3/25/42	3,051,968	3,071,142	(e)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	4.763%	8/25/43	3,566,203	3,643,802	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	1.169%	3/25/27	899,777	915,003	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.643%	10/25/35	1,718,799	1,714,756	(e)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.743%	8/25/33	2,893,453	2,891,612	(e)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	4.723%	8/25/42	2,880,365	2,961,202	(e)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.743%	5/25/42	509,164	499,154	(e)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	13

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.524%	2/25/36	$1,170,843	$661,443	(e)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.744%	6/25/30	712,397	685,726	(e)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.649%	4/18/29	1,797,085	84,276	(c)(e)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	1,277,773	1,322,889
GS Mortgage Securities Corp. II, 2000-1A A	0.690%	3/20/23	574,902	460,738	(a)(e)
GSR Mortgage Loan Trust, 2005-AR3 4A1	3.035%	5/25/35	493,078	404,139	(e)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.599%	6/19/34	1,272,247	876,272	(e)
IMPAC CMB Trust, 2003-8 1A2	1.343%	10/25/33	103,860	90,029	(e)
IMPAC Secured Assets Corp., 2004-3 1A4	1.143%	11/25/34	348,761	318,007	(e)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.239%	10/25/35	2,432,249	1,914,758	(e)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.098%	9/15/29	839,540	21,695	(c)(e)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.354%	10/15/35	1,668,895	91,090	(c)(e)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	680,000	709,930	(a)
Lehman Structured Securities Corp., 2005-1 A1	0.685%	9/26/45	482,686	286,832	(a)(e)
MASTR Adjustable Rate Mortgages Trust, 2003-6 5A1	2.956%	12/25/33	519,890	473,745	(e)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.801%	2/25/35	1,399,446	1,399,109	(e)
New York Mortgage Trust Inc., 2005-2 A	0.673%	8/25/35	1,038,139	892,185	(e)
Residential Accredit Loans Inc., 2003-QA1 A1	0.683%	12/25/33	1,559,507	1,420,283	(e)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.548%	9/25/46	3,900,000	1,416,808	(e)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	20,279	20,467
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	18,193	18,040
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	31,977	31,739
Residential Asset Securitization Trust, 2003-A5 A5	0.843%	6/25/33	1,267,474	1,092,855	(e)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.793%	11/25/33	1,223,214	986,537	(e)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.743%	5/25/34	1,071,162	964,645	(e)
Residential Funding Mortgage Securities I Trust, 2003-S10 A2	0.743%	6/25/33	281,944	279,206	(e)
Sequoia Mortgage Trust, 2002-9 2A	2.040%	9/20/32	634,045	620,975	(e)
Sequoia Mortgage Trust, 2003-2 A1	1.000%	6/20/33	494,990	423,848	(e)
Structured ARM Loan Trust, 2004-1 2A	0.653%	2/25/34	304,124	274,283	(e)
Structured ARM Loan Trust, 2004-17 A1	1.173%	11/25/34	999,397	856,205	(e)
Structured ARM Loan Trust, 2004-2 1A1	3.434%	3/25/34	683,225	655,577	(e)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	3.185%	8/25/35	496,319	317,344	(e)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.763%	12/27/35	1,687,676	943,057	(e)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.723%	12/27/35	1,070,616	254,632	(e)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.543%	9/25/47	566,193	555,418	(e)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.943%	7/25/32	1,030,297	911,276	(e)
Structured Asset Securities Corp., 1998-3 M1	1.343%	3/25/28	1,193,537	1,069,264	(e)
Structured Asset Securities Corp., 1998-8 M1	1.283%	8/25/28	2,621,901	1,839,490	(e)
Structured Asset Securities Corp., 2002-11A 1A1	3.169%	6/25/32	329,308	312,691	(e)
Structured Asset Securities Corp., 2002-18A 1A1	3.225%	9/25/32	182,100	167,741	(e)
Structured Asset Securities Corp., 2003-8 2A9	0.843%	4/25/33	722,794	660,611	(e)
Structured Asset Securities Corp., 2005-RF3 2A	4.822%	6/25/35	1,865,069	1,537,494	(a)(e)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.243%	3/25/44	242,028	240,111	(e)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.516%	8/20/35	1,548,943	1,011,567	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2002-AR1 1A1	3.166%	11/25/30	1,243,001	1,071,194	(e)

See Notes to Financial Statements.

14	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.493%	6/25/33	$2,742,802	$2,445,471	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR2 A	1.861%	4/25/44	789,473	646,962	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.905%	9/25/36	1,448,770	1,167,648	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR14 1A3	5.586%	11/25/36	100,000	71,352	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.411%	5/25/46	1,401,905	750,778	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.401%	8/25/46	1,717,901	892,538	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.421%	7/25/46	3,862,925	2,430,994	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR9 1A	1.441%	8/25/46	109,296	66,077	(e)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	3.014%	11/25/34	2,069,640	1,982,857	(e)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR11 A6	5.349%	8/25/36	200,000	167,761	(e)
Wells Fargo Mortgage Backed Securities Trust, PAC, 2003-5 A4	0.743%	5/25/33	819,826	809,595	(e)
Total Collateralized Mortgage Obligations (Cost — $88,776,081)				72,886,605
Collateralized Senior Loans — 8.7%
Consumer Discretionary — 4.4%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan B	3.010 - 3.100%	8/7/14	945,639	863,487	(f)
Diversified Consumer Services — 0.3%
Cengage Learning Acquisitions, Inc., Term Loan B	2.790%	7/3/14	975,000	847,641	(f)
Hotels, Restaurants & Leisure — 1.0%
Aramark Corp., Letter of Credit	3.542%	7/26/16	37,569	36,519	(f)
Aramark Corp., Synthetic Letter of Credit	2.167%	1/27/14	20,857	19,990	(f)
Aramark Corp., Term Loan	2.165%	1/27/14	317,138	303,957	(f)
Aramark Corp., Term Loan B	3.540%	7/26/16	571,268	555,290	(f)
Golden Nugget Inc., Delayed Draw Term Loan	3.350 - 3.400%	6/30/14	360,524	287,788	(f)
Golden Nugget Inc., Term Loan B	3.360%	6/30/14	633,349	505,570	(f)
Las Vegas Sands LLC, Term Loan	2.050%	5/23/14	974,500	868,871	(f)
Total Hotels, Restaurants & Leisure				2,577,985
Media — 1.7%
Charter Communications, Term Loan B	2.300%	3/6/14	107,215	99,516	(f)
Charter Communications, Term Loan C	3.550%	9/6/16	870,329	813,137	(f)
CSC Holdings Inc., Term Loan B-3	2.087%	3/29/16	685,879	675,763	(f)
LodgeNet Entertainment Corp., Term Loan B	2.300%	4/14/14	722,786	675,203	(f)
SuperMedia Inc., Term Loan	11.000%	12/31/15	379,935	324,030	(f)
Univision Communications Inc., Term Loan B	2.540%	9/29/14	1,000,000	862,031	(f)
UPC Broadband Holding BV, Term Loan N	2.180%	12/31/14	648,288	624,517	(f)
UPC Broadband Holding BV, Term Loan T	3.930%	12/30/16	351,712	341,234	(f)
Total Media				4,415,431
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Term Loan B	2.252 - 2.285%	4/5/13	983,620	902,471	(f)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	15

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.7%
Amscan Holdings Inc., Term Loan B	2.534%	5/25/13	$912,406	$871,347	(f)
Michaels Stores Inc., Term Loan B1	2.563 - 2.813%	10/31/13	393,942	360,035	(f)
Michaels Stores Inc., Term Loan B2	4.813 - 5.063%	7/31/16	530,157	506,383	(f)
Total Specialty Retail				1,737,765
Total Consumer Discretionary				11,344,780
Consumer Staples — 0.0%
Food Products — 0.0%
Dole Food Co., Credit-Linked Deposit	7.954%	8/30/10	94,090	94,426	(f)
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.000%	3/30/12	95,952	89,555	(f)
Ashmore Energy International, Term Loan	3.290%	3/30/14	806,269	752,517	(f)
Total Energy				842,072
Financials — 0.6%
Diversified Financial Services — 0.6%
Iconix Brand Group, Inc., Term Loan B	2.541%	1/2/12	626,270	613,744	(f)
Sally Holdings LLC, Term Loan B	2.600%	11/15/13	948,450	915,932	(f)
Total Financials				1,529,676
Health Care — 1.6%
Health Care Equipment & Supplies — 0.4%
Bausch & Lomb Inc., Delayed Draw Term Loan	3.540%	4/24/15	189,167	180,215	(f)
Bausch & Lomb Inc., Term Loan	3.540%	4/24/15	780,000	743,090	(f)
Total Health Care Equipment & Supplies				923,305
Health Care Providers & Services — 1.2%
Community Health Systems Inc., Delayed Draw Term Loan	2.788%	7/25/14	45,457	42,605	(f)
Community Health Systems Inc., Term Loan B	2.604 - 2.788%	7/25/14	887,395	831,711	(f)
HCA Inc., Term Loan B	2.540%	11/18/13	630,983	597,813	(f)
Health Management Associates, Inc., Term Loan B	2.040%	2/28/14	912,120	859,103	(f)
IASIS Healthcare LLC, Delayed Draw Term Loan	2.354%	3/14/14	234,710	222,446	(f)
IASIS Healthcare LLC, Synthetic Letter of Credit	2.351%	3/14/14	63,704	60,375	(f)
IASIS Healthcare LLC, Term Loan B	2.354%	3/14/14	678,179	642,744	(f)
Total Health Care Providers & Services				3,256,797
Total Health Care				4,180,102
Industrials — 0.8%
Aerospace & Defense — 0.5%
Dubai Aerospace Enterprise, Term Loan	4.060 - 4.090%	7/31/14	566,804	534,685	(f)
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.290%	3/26/14	41,935	34,713	(f)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.290 - 2.354%	3/26/14	705,066	583,638	(f)
Total Aerospace & Defense				1,153,036
Commercial Services & Supplies — 0.3%
US Investigations Services Inc., Term Loan B	3.271%	2/21/15	974,937	870,132	(f)
Total Industrials				2,023,168
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B2	3.032 - 3.040%	9/24/14	975,000	823,266	(f)

See Notes to Financial Statements.

16	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.3%
Paper & Forest Products — 0.3%
Georgia-Pacific Corp., Term Loan B	2.254 - 2.434%	12/21/12	$437,129	$427,840	(f)
Georgia-Pacific Corp., Term Loan C	3.504 - 3.604%	12/23/14	280,321	279,488	(f)
Total Materials				707,328
Utilities — 0.4%
Electric Utilities — 0.3%
TXU Corp., Term Loan B2	3.790 - 4.066%	10/10/14	975,000	753,362	(f)
Independent Power Producers & Energy Traders — 0.1%
NRG Energy Inc., Term Loan	1.998 - 2.104%	2/1/13	314,364	303,112	(f)
Total Utilities				1,056,474
Total Collateralized Senior Loans (Cost — $24,536,456)				22,601,292
Sovereign Bond — 0.5%
Russia — 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $1,310,827)	7.500%	3/31/30	1,168,400	1,308,608	(a)
U.S. Government & Agency Obligations — 18.2%
U.S. Government Agencies — 18.2%
Federal Farm Credit Bank (FFCB), Bonds	0.394%	1/28/11	2,600,000	2,601,667	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.322%	8/1/29	65,661	68,041	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.227%	8/1/32	297,755	307,380	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.725%	8/1/32	33,934	35,206	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.709%	12/1/26	211,597	221,226	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.896%	7/1/29	116,266	121,701	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	3.081%	7/1/29	300,558	312,441	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.611%	7/1/33	1,200,363	1,235,911	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.024%	8/1/25	131,863	133,185	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.900%	12/1/30	44,378	45,214	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	3/1/11	4,418	4,727
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	5/1/11	7,136	7,635
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	6/1/11	13,954	14,674
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,775	3,070
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.204%	2/1/11	2,580,000	2,579,626	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.324%	3/9/11	2,580,000	2,583,818	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.875%	12/1/23	206,864	216,436	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	4.221%	2/1/24	135,396	140,801	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.612%	4/1/26	754,676	787,043	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.699%	6/1/29	1,342,801	1,404,643	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.889%	7/1/29	315,997	330,312	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.949%	3/1/31	261,709	273,392	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	3.075%	5/1/31	6,071	6,301	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.772%	3/1/33	2,405,277	2,503,663	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.960%	10/1/33	472,913	491,836	(e)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	3.851%	5/1/33	1,247,345	1,285,861	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.933%	7/1/27	72,691	75,889	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	5.039%	12/1/30	174,404	177,582	(e)
Federal National Mortgage Association (FNMA), 11th District COFI	5.493%	2/1/31	1,006,011	1,039,970	(e)
Federal National Mortgage Association (FNMA), Fifteen Year	5.500%	3/1/11	24,800	26,451

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	17

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.689%	5/1/30	$649,864	$652,290	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.912%	11/1/18	277,040	290,479	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.692%	4/1/20	86,169	90,346	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.804%	7/1/21	104,251	107,154	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.926%	8/1/22	60,519	63,593	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.120%	7/1/23	82,838	86,713	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.052%	8/1/23	136,569	138,933	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.058%	2/1/24	219,802	230,031	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.650%	4/1/25	506,562	527,721	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.752%	12/1/25	74,653	77,964	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.690%	1/1/27	200,906	209,606	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.983%	7/1/27	295,933	309,776	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.695%	8/1/27	194,530	201,450	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.594%	2/1/28	48,968	50,957	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.834%	3/1/28	147,081	149,583	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.773%	2/1/29	289,773	302,113	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.872%	8/1/29	476,519	497,906	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.083%	11/1/29	403,382	419,471	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	4.569%	1/1/30	267,066	270,382	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.208%	12/1/30	840,027	876,831	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.870%	1/1/31	215,706	224,799	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.942%	2/1/31	268,210	279,653	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.700%	3/1/31	157,799	164,300	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.523%	4/1/31	134,857	140,199	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.329%	4/1/31	296,400	308,115	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.154%	7/1/31	200,951	208,484	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.775%	9/1/31	750,672	777,884	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.944%	9/1/31	88,682	91,211	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.329%	10/1/31	351,331	355,442	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.465%	3/1/32	76,752	79,916	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.875%	6/1/32	66,994	68,714	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.918%	7/1/32	379,693	395,768	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.850%	9/1/32	624,121	650,557	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.516%	12/1/32	1,009,309	1,046,878	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.590%	1/1/33	172,580	179,339	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.665%	1/1/33	274,241	284,755	(e)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.636%	5/1/33	734,621	760,860	(e)
Federal National Mortgage Association (FNMA), One Year LIBOR	3.163%	8/1/32	283,900	291,821	(e)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.045%	12/1/20	436,588	440,676	(e)
Federal National Mortgage Association (FNMA), Six Month CD ARM	3.200%	6/1/24	27,423	27,870	(e)
Federal National Mortgage Association (FNMA), Six Month CD ARM	4.311%	7/1/24	287,711	292,160	(e)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.522%	9/1/24	282,627	285,676	(e)
Federal National Mortgage Association (FNMA), Six Month CD ARM	3.046%	9/1/24	937,352	949,953	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.875%	11/1/31	76,532	78,370	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.900%	1/1/33	523,007	536,812	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.921%	4/1/33	559,249	572,440	(e)

See Notes to Financial Statements.

18	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.137%	5/1/33	$1,683,602	$1,723,867	(e)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.148%	6/1/33	1,225,873	1,256,344	(e)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	6.475%	9/1/21	111,659	112,377	(e)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	6.121%	6/1/30	1,501,080	1,554,952	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	2/20/16	132,908	136,673	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	4.375%	6/20/17	179,852	186,431	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.625%	9/20/20	548,554	566,196	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	3/20/21	333,691	343,144	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	4.375%	6/20/22	1,063,018	1,101,902	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.625%	8/20/22	260,426	268,802	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	10/20/22	672,238	690,946	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	11/20/22	349,888	359,625	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	12/20/22	136,098	139,885	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	4.375%	5/20/23	216,372	224,287	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	1/20/24	166,495	171,212	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	3/20/24	382,948	393,796	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	4.375%	5/20/26	207,847	215,449	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.625%	9/20/27	418,866	432,338	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	10/20/27	394,542	405,521	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	4.375%	4/20/32	510,573	529,249	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	4.375%	5/20/32	164,029	170,029	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.625%	7/20/32	1,169,261	1,206,866	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.625%	8/20/32	756,089	780,406	(e)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.625%	9/20/32	167,691	173,084	(e)
Total U.S. Government & Agency Obligations (Cost — $46,479,551)				47,225,034

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	228,085
Media — 0.0%
Dex One Corp.			327	6,697	*
SuperMedia Inc.			1,797	54,144	*
Total Media				60,841
Total Consumer Discretionary				288,926
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			1,358	23,629	*
Total Common Stocks (Cost — $542,285)				312,555
Convertible Preferred Stock — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Inc. (Cost — $20,000)	7.500%	12/15/12	200	23,928

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	19

Legg Mason Western Asset Adjustable Rate Income Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	21	$0	*(c)(g)
Total Investments before Short-Term Investments (Cost — $285,189,572)				255,147,859

	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.1%
Commercial Paper — 0.9%
Sumitomo Corp. of America (Cost — $2,397,784)	0.370%	8/30/10	$2,400,000	2,396,710	(h)
U.S. Government Agencies — 1.0%
Federal National Mortgage Association (FNMA), Discount Notes	0.180 - 0.240%	8/23/10	580,000	579,813	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	9/30/10	2,100,000	2,098,729	(h)
Total U.S. Government Agencies (Cost — $2,678,027)				2,678,542
Repurchase Agreement — 1.2%
Morgan Stanley tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $3,005,060; (Fully collateralized by U.S. government agency obligations, 2.950% due 2/2/15; Market value — $3,097,616) (Cost — $3,005,000)	0.180%	6/1/10	3,005,000	3,005,000
Total Short-Term Investments (Cost — $8,080,811)				8,080,252
Total Investments — 101.4% (Cost — $293,270,383#)				263,228,111
Liabilities in Excess of Other Assets — (1.4)%				(3,726,920)
Total Net Assets — 100.0%				$259,501,191

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of May 31, 2010.

(c)	Illiquid security.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.

(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $294,597,960.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

20	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Statement of assets and liabilities

May 31, 2010

Assets:
Investments, at value (Cost — $293,270,383)	$263,228,111
Cash	735
Interest receivable	766,155
Receivable for Fund shares sold	301,972
Receivable for securities sold	51,322
Principal paydown receivable	43,660
Receivable from broker — variation margin on open futures contracts	18,029
Prepaid expenses	40,333
Total Assets	264,450,317

Liabilities:
Payable for securities purchased	2,500,302
Payable for Fund shares repurchased	2,134,016
Investment management fee payable	120,510
Distribution fees payable	84,313
Distributions payable	3,722
Trustees’ fees payable	29
Accrued expenses	106,234
Total Liabilities	4,949,126
Total Net Assets	$259,501,191

Net Assets:
Par value (Note 7)	$308
Paid-in capital in excess of par value	346,201,518
Undistributed net investment income	779,213
Accumulated net realized loss on investments and futures contracts	(57,884,401)
Net unrealized depreciation on investments and futures contracts	(29,595,447)
Total Net Assets	$259,501,191

Shares Outstanding:
Class A	20,134,311
Class B	79,385
Class C	8,796,082
Class I	1,759,882

Net Asset Value:
Class A (and redemption price)	$8.44
Class B*	$8.46
Class C (and redemption price)	$8.41
Class I (and redemption price)	$8.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.63

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	21

Statement of operations

For the Year Ended May 31, 2010

Investment Income:
Interest	$5,807,550
Dividends	346
Total Investment Income	5,807,896

Expenses:
Investment management fee (Note 2)	1,409,376
Distribution fees (Notes 2 and 5)	982,688
Transfer agent fees (Note 5)	99,745
Shareholder reports	64,818
Registration fees	57,121
Audit and tax	54,433
Legal fees	25,375
Insurance	5,855
Custody fees	3,452
Trustees’ fees	2,546
Miscellaneous expenses	4,960
Total Expenses	2,710,369
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,063)
Net Expenses	2,708,306
Net Investment Income	3,099,590

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(5,148,474)
Futures contracts	449,055
Net Realized Loss	(4,699,419)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	32,703,627
Futures contracts	271,338
Change in Net Unrealized Appreciation/Depreciation	32,974,965
Net Gain on Investments and Futures Contracts	28,275,546
Proceeds from Settlement of a Regulatory Matter (Note 9)	749,081
Increase in Net Assets From Operations	$32,124,217

See Notes to Financial Statements.

22	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Statements of changes in net assets

For the years ended May 31,	2010	2009

Operations:
Net investment income	$3,099,590	$8,576,852
Net realized loss	(4,699,419)	(2,429,929)
Change in net unrealized appreciation/depreciation	32,974,965	(39,198,694)
Proceeds from settlement of a regulatory matter (Note 9)	749,081	—
Increase (Decrease) in Net Assets From Operations	32,124,217	(33,051,771)

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(4,207,786)	(9,032,075)
Decrease in Net Assets From Distributions to Shareholders	(4,207,786)	(9,032,075)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	48,087,656	41,067,616
Reinvestment of distributions	4,133,539	8,671,705
Cost of shares repurchased	(59,778,924)	(72,554,557)
Decrease in Net Assets From Fund Share Transactions	(7,557,729)	(22,815,236)
Increase (Decrease) in Net Assets	20,358,702	(64,899,082)

Net Assets:
Beginning of year	239,142,489	304,041,571
End of year*	$259,501,191	$239,142,489
*Includes undistributed net investment income of:	$779,213	$75,894

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.56	$ 8.83	$9.50	$9.52	$9.62

Income (loss) from operations:
Net investment income	0.11	0.27	0.42	0.38	0.30
Net realized and unrealized gain (loss)	0.90	(1.25)	(0.64)	0.04	(0.03)
Proceeds from settlement of a regulatory matter (Note 9)	0.02	—	—	—	—
Total income (loss) from operations	1.03	(0.98)	(0.22)	0.42	0.27

Less distributions from:
Net investment income	(0.15)	(0.29)	(0.45)	(0.44)	(0.37)
Total distributions	(0.15)	(0.29)	(0.45)	(0.44)	(0.37)

Net asset value, end of year	$8.44	$7.56	$8.83	$9.50	$9.52
Total return[2]	13.66%†	(11.20)%	(2.41)%[3]	4.53%[3]	2.88%

Net assets, end of year (millions)	$170	$162	$176	$194	$210

Ratios to average net assets:
Gross expenses	0.90%	0.87%	0.87%	0.92%[4]	0.90%
Net expenses	0.90	0.87 [5]	0.87 [5]	0.90 [4,6]	0.87 [6]
Net investment income	1.37	3.46	4.56	4.03	3.18

Portfolio turnover rate	53%	23%[7]	27%[7]	49%[7]	25%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[5]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

†	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%.

See Notes to Financial Statements.

24	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.49	$ 8.74	$ 9.41	$ 9.43	$9.53

Income (loss) from operations:
Net investment income	0.03	0.22	0.36	0.32	0.25
Net realized and unrealized gain (loss)	0.89	(1.24)	(0.65)	0.04	(0.03)
Proceeds from settlement of a regulatory matter (Note 9)	0.13	—	—	—	—
Total income (loss) from operations	1.05	(1.02)	(0.29)	0.36	0.22

Less distributions from:
Net investment income	(0.08)	(0.23)	(0.38)	(0.38)	(0.32)
Total distributions	(0.08)	(0.23)	(0.38)	(0.38)	(0.32)

Net asset value, end of year	$8.46	$7.49	$8.74	$9.41	$9.43
Total return[2]	14.02%†	(11.77)%	(3.15)%[3]	3.88%[3]	2.32%

Net assets, end of year (000s)	$672	$1,296	$2,757	$5,397	$10,510

Ratios to average net assets:
Gross expenses	1.75%	1.58%	1.57%	1.54%[4]	1.47%
Net expenses	1.75	1.58 [5]	1.57 [5]	1.52 [4,6]	1.46 [6]
Net investment income	0.42	2.84	3.93	3.41	2.62

Portfolio turnover rate	53%	23%[7]	27%[7]	49%[7]	25%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[5]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

†	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.27%.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.52	$ 8.78	$9.45	$9.47	$9.58

Income (loss) from operations:
Net investment income	0.07	0.23	0.37	0.33	0.25
Net realized and unrealized gain (loss)	0.89	(1.25)	(0.64)	0.04	(0.04)
Proceeds from settlement of a regulatory matter (Note 9)	0.03	—	—	—	—
Total income (loss) from operations	0.99	(1.02)	(0.27)	0.37	0.21

Less distributions from:
Net investment income	(0.10)	(0.24)	(0.40)	(0.39)	(0.32)
Total distributions	(0.10)	(0.24)	(0.40)	(0.39)	(0.32)

Net asset value, end of year	$8.41	$7.52	$8.78	$9.45	$9.47
Total return[2]	13.21%†	(11.69)%	(3.00)%[3]	3.97%[3]	2.23%

Net assets, end of year (millions)	$74	$68	$108	$169	$248

Ratios to average net assets:
Gross expenses	1.47%	1.45%	1.44%	1.46%[4]	1.45%
Net expenses	1.47	1.45 [5]	1.44 [5]	1.44 [4,6]	1.43 [6]
Net investment income	0.79	2.93	4.04	3.49	2.63

Portfolio turnover rate	53%	23%[7]	27%[7]	49%[7]	25%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[5]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

†	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%.

See Notes to Financial Statements.

26	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$7.55	$8.81	$9.49	$9.51	$9.61

Income (loss) from operations:
Net investment income	0.13	0.31	0.45	0.40	0.33
Net realized and unrealized gain (loss)	0.89	(1.26)	(0.66)	0.05	(0.03)
Total income (loss) from operations	1.02	(0.95)	(0.21)	0.45	0.30

Less distributions from:
Net investment income	(0.16)	(0.31)	(0.47)	(0.47)	(0.40)
Total distributions	(0.16)	(0.31)	(0.47)	(0.47)	(0.40)

Net asset value, end of year	$8.41	$7.55	$8.81	$9.49	$9.51
Total return[2]	13.63%	(10.88)%	(2.26)%[3]	4.80%[3]	3.15%

Net assets, end of year (000s)	$14,795	$8,588	$16,792	$17,253	$118,170

Ratios to average net assets:
Gross expenses	0.73%	0.61%	0.61%	0.65%[4]	0.63%
Net expenses	0.71 [5,6]	0.61 [7]	0.61 [7]	0.63 [4,5]	0.63 [5]
Net investment income	1.59	3.82	4.85	4.18	3.41

Portfolio turnover rate	53%	23%[8]	27%[8]	49%[8]	25%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85%.

[7]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	27

Notes to financial statements

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Adjustable Rate Income Fund (formerly known as Legg Mason Partners Adjustable Rate Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

28	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$73,701,185	—		$73,701,185
Asset-backed securities	—	37,088,652	—		37,088,652
Collateralized mortgage obligations	—	72,886,605	—		72,886,605
Collateralized senior loans	—	22,601,292	—		22,601,292
Sovereign bonds	—	1,308,608	—		1,308,608
U.S. government & agency obligations	—	47,225,034	—		47,225,034
Common stocks	$84,470	228,085	—		312,555
Convertible preferred stocks	23,928	—	—		23,928
Warrants	—	—	$0	*	0	*
Total long-term investments	$108,398	$255,039,461	$0	*	$255,147,859
Short-term investments†	—	8,080,252	—		8,080,252
Total investments	$108,398	$263,119,713	$0	*	$263,228,111
Other financial instruments:
Futures contracts	$446,825	—	—		$446,825
Total	$555,223	$263,119,713	$0	*	$263,674,936

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.00.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Common Stocks		Warrants		Total
Balance as of May 31, 2009	$1,610,014	$0	*	$0	*	$1,610,014
Accrued premiums/discounts	—	—		—		—
Realized gain/(loss)[1]	(1,752)	(26,068)		—		(27,820)
Change in unrealized appreciation (depreciation)[2]	418,908	26,115		0	*	445,023
Net purchases (sales)	(533,950)	(47)		—		(533,997)
Net transfer in and/or out of Level 3	(1,493,220)	—		—		(1,493,220)
Balance as of May 31, 2010	—	—		$0	*	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2010[2]	—	—		$0	*	$0	*

*	Value is less than $1.00.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	29

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

30	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	31

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$1,678,735	$(1,678,735)
(b)	$1,062,434	(1,062,434)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to income from mortgage-backed securities treated as capital gains for tax purposes, the book/tax differences in the treatment of certain securities and the amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.85%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended May 31, 2010, fees waived and/or expenses reimbursed amounted to $2,063.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. There is no CDSC on Class C shares. However, if you exchange Class C shares that were not subject to a CDSC when initially purchased for Class C shares of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

32	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

For the year ended May 31, 2010, LMIS and its affiliates received sales charges of approximately $670 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2010, CDSCs paid to LMIS and its affiliates on the Fund’s Class C shares were approximately $30.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$126,204,257	$14,547,310
Sales	84,416,604	43,154,578

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,458,259
Gross unrealized depreciation	(32,828,108)
Net unrealized depreciation	$(31,369,849)

At May 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	221	9/10	$54,338,283	$54,783,137	$444,854
U.S. Treasury 2-Year Notes	2	9/10	435,772	436,281	509
U.S. Treasury 5-Year Notes	4	6/10	461,450	469,750	8,300
U.S. Treasury 5-Year Notes	56	9/10	6,540,463	6,533,625	(6,838)
Net unrealized gain on open futures contracts					$446,825

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$453,663

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$6,838

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	33

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$449,055

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$271,338

During the year ended May 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$69,258,754
Futures contracts (to sell)	16,349,370

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$425,887	$27,142	$9,640
Class B	7,126	3,140	405
Class C	549,675	57,982	9,441
Class I	—	11,481	342
Total	$982,688	$99,745	$19,828

*	For the period June 1, 2009 through September 1, 2009. Subsequent to September 1, 2009 these expenses were accrued as common fund expenses.

For the year ended May 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$2,063
Total	$2,063

34	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended May 31, 2010	Year Ended May 31, 2009
Net Investment Income:
Class A	$3,068,766	$5,984,839
Class B	9,399	54,348
Class C	900,997	2,539,051
Class I	228,624	453,837
Total	$4,207,786	$9,032,075

7. Shares of beneficial interest

At May 31, 2010, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,098,357	$25,225,533	4,662,140	$37,172,421
Shares issued on reinvestment	373,393	3,039,043	741,271	5,837,492
Shares repurchased	(4,700,946)	(38,384,936)	(3,953,295)	(31,255,304)
Net increase (decrease)	(1,229,196)	$(10,120,360)	1,450,116	$11,754,609

Class B
Shares sold	4,581	$37,524	27,570	$213,683
Shares issued on reinvestment	1,084	8,670	6,220	49,000
Shares repurchased	(99,401)	(792,146)	(176,084)	(1,408,870)
Net decrease	(93,736)	$(745,952)	(142,294)	$(1,146,187)

Class C
Shares sold	1,915,472	$15,527,942	394,475	$3,039,455
Shares issued on reinvestment	106,304	859,758	295,422	2,331,318
Shares repurchased	(2,224,188)	(18,145,703)	(4,065,157)	(32,573,789)
Net decrease	(202,412)	$(1,758,003)	(3,375,260)	$(27,203,016)

Class I
Shares sold	890,695	$7,296,657	83,099	$642,057
Shares issued on reinvestment	27,739	226,068	56,578	453,895
Shares repurchased	(296,447)	(2,456,139)	(907,205)	(7,316,594)
Net increase (decrease)	621,987	$5,066,586	(767,528)	$(6,220,642)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 6/30/2010	$0.011030	$0.004166	$0.007107	$0.012293

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$4,207,786	$9,032,075

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	35

As of May 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$893,175
Capital loss carryforward*	(53,673,657)
Other book/tax temporary differences(a)	(2,997,129)
Unrealized appreciation/(depreciation)(b)	(30,923,024)
Total accumulated earnings/(losses) — net	$(86,700,635)

*	As of May 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2011	$(9,454,718)
5/31/2012	(17,116,336)
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
$(53,673,657)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the treatment of certain securities and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the

36	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $440,897, $11,164, $296,958 and $62 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report	37

Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

38	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Adjustable Rate Income Fund (formerly Legg Mason Partners Adjustable Rate Income Fund), a series of Legg Mason Partners Income Trust, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Adjustable Rate Income Fund as of May 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2010

Legg Mason Western Asset Adjustable Rate Income Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Adjustable Rate Income Fund (formerly known as Legg Mason Partners Adjustable Rate Income Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

40	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988), Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Adjustable Rate Income Fund	41

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

42	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Adjustable Rate Income Fund	43

Additional Officers cont’d

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

44	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10041

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Adjustable Rate Income Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2010:

Distribution paid	6/1/2009-12/31/2009	1/1/10-5/31/2010
Interest from Federal Obligations	2.89%	0.42%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/10 SR10-1134

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2009 and May 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,000 in 2009 and $48,200 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2009 and $3,400 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 4, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	August 4, 2010